Exhibit 1.1


                              MID-STATE TRUST [__]

                                  $[_________]

                       [___]% Asset Backed Notes, Class A

                       [___]% Asset Backed Notes, Class M-1

                       [___]% Asset Backed Notes, Class M-2

                       [___]% Asset Backed Notes, Class B


                             UNDERWRITING AGREEMENT

                                                                   [_______], 20

[UNDERWRITER]
as representative of the
several Underwriters named
in Schedule I
hereto

[____________________]

[UNDERWRITER]
as representative of the
several Underwriters named
in Schedule I hereto

[____________________]


Ladies and Gentlemen:

      Mid-State Capital Corporation (the "Company"), a Delaware corporation and an indirect, wholly-owned subsidiary of Walter Industries, Inc. ("Walter Industries"), has entered into a trust agreement dated as of [__________], 20 , as amended, restated, supplemented or otherwise modified from time to time (the "Trust Agreement") with Wilmington Trust Company, a Delaware banking corporation (not in its individual capacity, but solely as trustee under the Trust Agreement, together with its permitted successors and assigns, the "Owner Trustee") creating Mid-State Trust [__], a statutory trust established under the laws of the state of Delaware (the "Issuer"). The Issuer will act at all times through the Owner Trustee.

      The Company proposes to direct the Owner Trustee to issue the [___]% Asset Backed Notes, Class A, the [___]% Asset Backed Notes, Class M-1, the [___]% Asset Backed Notes, Class M-2, and the [___]% Asset Backed Notes, Class B in the aggregate principal amount set forth above (the "Notes"). The Notes shall be issued under an indenture (the "Indenture"), dated [______], 20 , between the Owner Trustee, not in its individual capacity, but solely as trustee

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under the Trust Agreement and [_______________], as indenture trustee (the
"Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture. The Company also proposes to direct the Owner Trustee to cause the Notes to be sold to the Underwriters named in
Schedule I hereto (the "Underwriters" or "you") with respect to the public offering by the Underwriters of the Notes.

      The Notes are secured by (i) certain building and installment sale contracts, promissory notes, related mortgages and other security instruments ("Accounts") and certain mortgage loans ("Mortgage Loans") owned directly or indirectly by the Company and having an aggregate outstanding Principal Balance of $[______] as of [_______], 20 (the "Cut-Off Date"), (ii) the Collection Account established under the Indenture, (iii) funds on deposit in the Pre-funding Account, the Capitalized Interest Account and the Interest Reserve Account, and (iv) the Issuer's rights under the Servicing Agreement, dated [________], 2003 (the "Mid-State Homes Servicing Agreement"), among the Issuer, the Trustee and Mid-State Homes, Inc., and the Servicing Agreement, dated [________], 2003 (together with the Mid-State Homes Servicing Agreement, the "Servicing Agreements"), among the Issuer, the Trustee and Walter Mortgage Company. The Company will cause the sale of the Accounts and Mortgage Loans (collectively, the "Mortgage Assets") to the Issuer pursuant to a Purchase and Sale Agreement, dated [_______], 20 , among the Company, Mid-State Homes, Inc. and the Issuer (the "Purchase Agreement").

      The Company (acting on behalf of the Issuer) has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. [__]-[_______]) and related preliminary prospectus for the registration of the Notes under the Securities Act of 1933, as amended (the "1933 Act"), has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement (as amended, if applicable) and the prospectus constituting a part thereof (including in each case any material incorporated by reference therein and the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations")), as from time to time amended or supplemented pursuant to the 1933 Act, but excluding the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (the "1939 Act"), are hereinafter referred to as the "Registration Statement" and as the "Prospectus," respectively, except that if any revised prospectus shall be provided to you by the Company for use in connection with the offering of the Notes which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to you for such use.

      The Company understands that you propose to make a public offering of the Notes as soon as you deem advisable after the Registration Statement becomes effective and the initial public offering price has been determined. This Agreement shall confirm the arrangements with respect to your purchase of the Notes.

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SECTION 1.  Representations and Warranties.

      (a) Representations and Warranties of the Company. The Company represents and warrants to you as of the date hereof and as of the date of the Prospectus as follows:

            (i) The Registration Statement (i) has been prepared by the Company in conformity with the requirements of the 1933 Act and the 1933 Act Regulations of the Commission thereunder, (ii) has been filed with the Commission under the 1933 Act and (iii) has become effective under the 1933 Act. Copies of such Registration Statement have been delivered by the Company to the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such Registration Statement, or the most recent post-effective amendment thereto, if any, was or is declared effective by the Commission; "Effective Date" means the date of the Effective Time. The Commission has not issued any order preventing or suspending the use of any preliminary prospectus. There are no contracts or documents of the Company which are required to be filed as exhibits to the Registration Statement pursuant to the 1933 Act or the 1933 Act Regulations which have not been so filed or incorporated by reference therein on or prior to the Effective Date of the Registration Statement. The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

            (ii) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the 1933 Act and the 1933 Act Regulations. The Registration Statement, as of the Effective Date thereof and of any post-effective amendment thereto, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of its date, and as amended or supplemented as of the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company in writing by [___________] ("[__]") or [____________] ("[__]") on behalf of the
      Underwriters expressly for use therein.

            (iii) As of the Closing Date, the Indenture was or will be duly qualified under, and conformed in all material respects with, the requirements of the 1939 Act and the rules and regulations thereunder (the "1939 Act Regulations").

            (iv) PricewaterhouseCoopers LLP are independent public accountants with respect to the Company as required by the 1933 Act and the 1933 Act Regulations.

            (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change, or any adverse development involving a

                                      -3-

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      prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business and
      (B) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material with respect to the Company.

            (vi) The Company has been duly incorporated and is validly existing as a corporation and is in good standing under the laws of the jurisdiction of its incorporation, with the corporate power to own, lease and operate its property; and Mid-State Homes, Inc. and Walter Mortgage Company are qualified to do business and are in good standing in each jurisdiction to the extent necessary to permit the servicing of each Mortgage Asset in accordance with the terms of the Servicing Agreements.

            (vii) The issuance and sale of the Notes to the Underwriters, the execution, delivery and performance by the Company of this Agreement, the Purchase Agreement, the Trust Agreement or any other agreement or instrument contemplated therein or herein and the assignment to the Issuer of the Mortgage Assets and the authorization by the Company of the execution, delivery and performance by the Owner Trustee of the Indenture and the issuance of the Notes are within the corporate power and authority of the Company and have been duly authorized by all necessary corporate action on the part of the Company and neither the issuance and sale of the Notes to the Underwriters nor the execution, delivery and performance of this Agreement, the Purchase Agreement, the Trust Agreement or any other agreement or instrument contemplated herein or therein nor the consummation of the transactions contemplated herein or therein nor compliance by the Company with the provisions hereof or thereof, nor the assignment to the Owner Trustee of the Mortgage Assets, nor the execution, delivery and performance by the Owner Trustee of the Indenture and the issuance of the Notes, nor compliance by the Owner Trustee with the provisions thereof conflicts with or results in a material breach or violation of any of the terms or provisions of or (with or without notice, lapse of time or both) constitutes a default under any statute, indenture, mortgage, deed of trust, note or other agreement or instrument to which the Company is a party or by which it or any of its property is bound, the Company's certificate of incorporation or by-laws or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms or provisions of any statute, indenture, mortgage, deed of trust, note or other agreement or instrument, except for the liens created or contemplated by the Indenture.

            (viii) This Agreement has been and on or prior to the Closing Date, the Trust Agreement and the Purchase Agreement will have each been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties hereto and thereto, this Agreement, the Trust Agreement and the Purchase Agreement each constitutes or will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject, as to

                                      -4-

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      enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

            (ix) The Notes and the Indenture will conform in all material respects to all statements relating thereto in the related Prospectus, and are duly and validly authorized and, when the related Notes have been executed, authenticated and delivered in accordance with the Indenture, and delivered to and paid for by the Underwriters as provided herein, the related Notes will be entitled to the benefits and security afforded by the Indenture, and will constitute legal, valid and binding obligations of the Issuer enforceable in accordance with their terms and the terms of the Indenture.

            (x) The Company is not in violation of its certificate of incorporation or any applicable administrative or court order or decree.

            (xi) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company, which is required to be disclosed in the Registration Statement or the Prospectus (other than as disclosed therein); all pending legal or governmental proceedings to which the Company is a party or of which any of their properties or assets are the subject which are not described in the Registration Statement or the Prospectus including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

            (xii) The Company possesses such licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it, and the Company has not received notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company.

            (xiii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Notes, or the consummation by the Company of the other transactions contemplated by this Agreement, the Indenture, the Trust Agreement or any other agreement or instrument contemplated therein or herein, except filings required to perfect the liens of the Indenture and except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and such as have been obtained and are in effect.

            (xiv) Upon the payment by the Issuer for the Mortgage Assets in accordance with the Purchase Agreement, the Company will have duly and validly caused the sale and assignment of all right, title and interest in the Mortgage Assets to the Issuer; the Issuer will have good and valid title to the Mortgage Assets free and clear of all liens, encumbrances, and other interests of others except to the extent permitted in the Indenture; and the Company will be the sole beneficial owner of the Issuer.

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            (xv) The Trust Agreement is effective to establish the Issuer under and pursuant to the laws of the State of Delaware.

            (xvi) The Company and the Issuer are not, and will not be required as a result of the offer and sale of the Notes to register as, an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act") and neither the Company nor the Issuer is "controlled" by an "investment company" as defined in the 1940 Act.

            (xvii) The Mortgage Assets conform in all material respects to the statements and description thereof contained in the Registration Statement or the Prospectus.

            (xviii) The representations and warranties made by the Company in the Purchase Agreement are true and correct in all material respects on and as of the date they were made.

      (b) Any certificate signed by any officer of the Company and delivered to you or your counsel shall be deemed a representation and warranty by the Company (or by the Company acting through Walter Industries) as to the matters covered thereby.

SECTION 2.  Sale and Delivery to Underwriters; Closing.

      (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to direct the Owner Trustee to sell on behalf of the Issuer to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Owner Trustee acting on behalf of the Issuer, the principal amounts of Notes set forth opposite the name of such Underwriter at a price equal to the percentage set forth on Schedule I of the principal amount thereof without accrued interest.

      (b) Payment of the purchase price for, and delivery of, the Notes shall be made at the offices of Cadwalader, Wickersham & Taft LLP, 100 Maiden Lane, New York, New York 10038, or at such other place as shall be agreed upon by the Underwriters and the Company at 10:00 A.M. on [________], 20 or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Company (such time and date of delivery being herein called the "Closing Date"). Payment shall be made to the Owner Trustee in same day funds against delivery of the Notes to, or at the direction of, the Underwriters. The Notes to be so delivered will be initially represented by one or more Notes registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Notes will be represented by book entries on the records of DTC and participating members thereof. The Notes will be made available for examination by the Underwriters not later than 10:00 A.M. on the last business day prior to the Closing Date. The Notes will be delivered to DTC in New York, New York on the business day prior to the Closing Date, to be released upon the purchase thereof and payment therefor in accordance herewith.

SECTION 3.  Covenants. The Company covenants with you as follows:

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      (a) To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the 1933 Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Closing Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to promptly advise the Underwriters of its receipt of notice of the issuance by the Commission of any stop order or of: (i) any order preventing or suspending the use of any preliminary prospectus or the Prospectus; (ii) the suspension of the qualification of the Notes for offering or sale in any jurisdiction; (iii) the initiation of or threat of any proceeding for any such purpose; (iv) any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information. In the event of the issuance of any stop order or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or suspending any such qualification, the Company promptly shall use its best efforts to obtain the withdrawal of such order by the Commission.

      (b) To use its best efforts to cause any (i) "Computational Materials" within the meaning of the no-action letter dated May 20, 1994, issued by the Division of Corporate Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 20, 1994, issued by the Division of Corporate Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"), (ii) "ABS Term Sheets" within the meaning of the no-action letter dated February 17, 1995, issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters") and
(iii) "Collateral Term Sheets" within the meaning of the PSA Letter with respect to the Notes which are delivered by the Underwriters to the Company to be filed with the Commission on a Current Report on Form 8-K (the "Current Report") pursuant to Rule 13a-11 under the Exchange Act not later than the business day immediately following the day on which such Computational Materials, ABS Term Sheets or Collateral Term Sheets are delivered to counsel for the Company by the Underwriters and will promptly advise the Underwriters when such Current Report has been so filed. Such Current Report shall be incorporated by reference in the Prospectus and the Registration Statement. Notwithstanding the two preceding sentences, the Company shall have no obligation to file materials provided by the Underwriters which, in the reasonable determination of the Company after making reasonable efforts to consult with the Underwriters, are not required to be filed pursuant to the No-Action Letters, or which contain erroneous information or contain any untrue statement of a material fact or, which, when read in conjunction with the Prospectus, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any Computational Materials, ABS Term Sheets or Collateral Term Sheets provided by the Underwriters to the Company.

      (c) To furnish promptly to the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

      (d) To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including exhibits); (ii) the preliminary prospectus and the Prospectus; and (iii) any document incorporated by reference in the Prospectus (including exhibits thereto but excluding any documents filed pursuant to a Current Report). If the delivery of a prospectus is required at any time prior to the expiration of nine months after the Effective Time in connection with the offering or sale of the Notes, and if at such time any events shall have occurred as a result of which the Prospectus as then amended would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in order to comply with the 1933 Act or the Exchange Act, the Company shall notify the Underwriters and, upon the Underwriters' request, shall file such document and prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus which corrects such statement or omission or effects such compliance, and in case the Underwriters are required to deliver a Prospectus in connection with sales of any of the Notes (including, without limitation, sales of Notes in the secondary market after the initial distribution) at any time nine months or more after the Effective Time, upon the request of the Underwriters, but at their expense, the Company shall prepare and deliver to the Underwriters as many copies as the Underwriters may reasonably request of an amended Prospectus complying with Section 10(a)(3) of the 1933 Act; provided, however, that the Company will not be required to file any such amendment or supplement with respect to any Computational Materials incorporated by reference in the Prospectus other than any amendments or supplements of such Computational Materials that are furnished to the Company by the Underwriters which the Company determines to file in accordance therewith.

      (e) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Underwriters, be required by the 1933 Act or requested by the Commission.

      (f) To furnish to the Underwriters and counsel for the Underwriters, without charge, executed copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus by the Underwriters or dealer may be required by the 1933 Act, as many copies of the Prospectus and any amendments thereof and supplements thereto (other than exhibits to the related Current Report) as the Underwriters may reasonably request. The Company will pay the expenses of printing all documents relating to the initial offering.

      (g) To use its best efforts, in cooperation with the Underwriters, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Notes. The

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Company will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been so qualified.

      (h) Not, without the Underwriters' prior written consent, to publicly offer or sell or contract to sell any mortgage pass-through securities, collateralized mortgage obligations or other similar securities representing interests in or secured by other mortgage-related assets originated or owned by the Company for a period of thirty (30) days following the commencement of the offering of the Notes to the public.

      (i) The Issuer will use the net proceeds received by it from the sale of the Notes in the manner specified in the related Prospectus under "Use of Proceeds."

      (j) So long as any of the Notes shall be outstanding, the Company will deliver to you each annual statement as to compliance delivered to the Trustee pursuant to Section 3.09 of the Indenture, and each statement of a firm of independent public accountants furnished to the Trustee pursuant to Section 8.07 of the Indenture, as soon as such statements are furnished to the Trustee, and will furnish to you upon request a copy of the magnetic tape containing the Schedule of Mortgage Assets information.

      SECTION 4. Payment of Expenses. The Company agrees to pay: (a) the costs incident to the authorization, issuance, sale and delivery of the Notes and any taxes payable in connection therewith; (b) the costs incident to the preparation, printing and filing under the 1933 Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the preliminary prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of reproducing and printing the Prospectus and any amendment to the Prospectus; (e) the fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions as provided in Section 3(g) hereof and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (f) any fees charged by securities rating services for rating the Notes; (g) all costs and expenses related to the issuance and delivery of the "True Sale" and tax opinion by Cadwalader, Wickersham & Taft LLP; and (h) all other costs and expenses incident to the performance of the obligations of the Underwriters; provided that, except as provided in this Section 4, the Underwriters shall pay any transfer taxes on the Notes which they may sell and the expenses of advertising any offering of the Notes made by the Underwriters.

      If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 5 or Section 9, the Company shall reimburse the Underwriters for all reasonable out-of-pocket expenses, including fees and disbursements of counsel for the Underwriters.

      SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company herein contained, to the performance by the Company of its obligations hereunder, and to the following further conditions:

      (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or at such later time and date as you may approve; and on the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

      (b) The Underwriters shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement as amended at the Effective Time or thereafter or the Prospectus or any amendment or supplement thereto contained or contains an untrue statement of a fact or omitted or omits to state a fact which, in the opinion of [_________________], counsel for the Underwriters, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

      (c) All corporate proceedings and other legal matters relating to the authorization, form and validity of this Agreement, the Indenture, the Trust Agreement, the Purchase Agreement, the Servicing Agreements, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

      (d) On the Closing Date, the Underwriters shall have received:

            (i) The opinion, dated the Closing Date, of Cadwalader, Wickersham & Taft LLP, counsel for the Issuer, substantially in the form attached hereto as Exhibit A.

            (ii) The favorable opinion, dated the Closing Date, of the Assistant General Counsel to the Company, in form and substance satisfactory to you and counsel for the Underwriters.

            (iii) The favorable opinion, dated as of the Closing Date of Richards, Layton & Finger, P.A., counsel for the Owner Trustee and Delaware counsel for the Issuer, substantially in the form attached hereto as Exhibit B.

            (iv) The favorable opinion, dated the Closing Date, of [_________________], counsel for the Trustee, in form and substance satisfactory to counsel for the Underwriters.

            (v) The favorable opinion, dated the Closing Date, of [________________], counsel for the Underwriters, with respect to the issue and sale of the Notes, the Registration Statement, this Agreement, the Prospectus and such other related matters as the Underwriters may require.

      (e) On the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Underwriters shall have received a certificate of the President or any Vice President of the Company, dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

      (f) On the Closing Date, PricewaterhouseCoopers LLP shall have furnished to you a letter of such firm (I) to the effect that (i) they have made a statistical sample of the Mortgage Assets, compared certain attributes from the files relating to such Mortgage Assets to a magnetic tape prepared by the Issuer and (ii) as a result of such comparison they are 95% confident that the information in Mortgage Asset files for the attributes so tested will not vary from the corresponding information on such magnetic tape by more than 3% and
(II) to the effect of the letter furnished by them to the Trustee pursuant to
Section 2.12(f) of the Indenture in connection with the issuance of the Notes. (Such letter may consist of a copy of the letter furnished to the Trustee accompanied by a letter addressed to you indicating that you may rely on such letter as if it were addressed to you directly.)

      (g) On the Closing Date, PricewaterhouseCoopers LLP shall have furnished to you a letter or letters, dated as of the Closing Date, addressed to you, to such effect as you reasonably may request in respect of the Prospectus.

      (h) On the Closing Date, you shall have received from the Trustee a certificate signed by one or more duly authorized officers of the Trustee, dated as of the Closing Date, as to the due acceptance of the Indenture by the Trustee and the due execution and delivery of the Notes delivered by the Trustee thereunder and such other matters as you shall request.

      (i) By the Closing Date, the Class A Notes, the Class M-1 Notes, the Class M-2 Notes and the Class B Notes shall be rated "[___]," "[__]," "[_]" and "[___]," respectively, by [_________] and "[___," "[__]," "[__]" and "[____],"
respectively, by [___________________].

      (j) The Holding Account Agreement shall have been duly authorized, executed and delivered by all parties thereto.

      (k) The Purchase Agreement shall have been duly authorized, executed and delivered by all parties thereto. (l) Form UCC-1 financing statements with respect to the Trust Estate shall have been filed in the appropriate offices in the State of Delaware naming the Issuer as seller/debtor and the Trustee as buyer/secured party and the Company as debtor and the Issuer as secured party.

      (m) On the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Notes as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

      If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 4.

SECTION 6.  Indemnification.

      (a) The Company agrees to indemnify and hold harmless the Underwriters and each person if any, who controls the Underwriters within the meaning of Section 15 of the 1933 Act from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Notes), to which the Underwriters or any such controlling person may become subject, under the 1933 Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or (iv) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable in any such case if such untrue statement or omission or such alleged untrue statement or omission was made (1) in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or in any preliminary prospectus or each Prospectus (or any amendment or supplement thereto) and (2) in any Current Report or any amendment or supplement thereof, except to the extent that any untrue statement or alleged untrue statement therein (A) is also included in the Prospectus (without taking account information incorporated therein by reference) or (B) results (or is alleged to have resulted) directly from an error (a "Collateral Error") in the information concerning the Mortgage Assets furnished by the Company to the Underwriters in writing or by electronic transmission that was used in the preparation of any Computational Materials, Collateral Term Sheets or ABS Term Sheets included in such Current Report (or amendment or supplement thereof). Such indemnity with respect to any Collateral Error shall not inure to the benefit of the Underwriters (or any person controlling the Underwriters) from whom the person asserting any loss, claim, damage or liability received any Computational Materials, Collateral Term Sheets or ABS Term Sheets that were prepared on the basis of such Collateral Error, if, prior to the time of confirmation of the sale of the Notes to such person, the Company notified the Underwriters in writing of the Collateral Error or provided in written or electronic form information superseding or correcting such Collateral Error (in any such case, a "Corrected Collateral Error"), and the Underwriters failed to notify such person thereof or to deliver such person corrected Computational Materials, Collateral Term Sheets and/or ABS Term Sheets, as applicable. The Company shall reimburse the Underwriters and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriters or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Prospectus or the Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any of the Underwriters specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Underwriters or any controlling person of the Underwriters.

      (b) The Underwriters agree to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, claim, damage or liability, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the 1933 Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or (iv) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with (1) written information furnished to the Company in writing by [___] or [___] on behalf of the Underwriters specifically for inclusion in the Registration Statement (or any amendment thereto) or in any preliminary prospectus or each Prospectus (or any amendment or supplement thereto) or (2) any Computational Materials, ABS Term Sheets or Collateral Term Sheets furnished to the Company by the Underwriters which are incorporated by reference in the Registration Statement or the Prospectus (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof resulting from any untrue statement or alleged untrue statement that is also included in the Prospectus or any Collateral Error, other than a Corrected Collateral Error). The Underwriters shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriters may otherwise have to the Company or any such director, officer or controlling person.

      (c) Promptly after receipt by any indemnified party under this Section 6 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 6.

      If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

      Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Underwriters, if the indemnified parties under this Section 6 consist of the Underwriters or any of their controlling persons, or by the Company, if the indemnified parties under this
Section 6 consists of the Company or any of the Company's directors, officers or controlling persons.

      Each indemnified party, as a condition of the indemnity agreements contained in Section 6(a) and (b), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

      Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than thirty (30) days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

      SECTION 7. Contribution. If the indemnification provided for in Section 6 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 6(a) or (b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.

      The relative benefits of the Underwriters and the Company shall be deemed to be in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the final Prospectus bears to the public offering price appearing on the final cover page of the final Prospectus.

      The relative fault of the Underwriters and the Company shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations.

      The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

      In no case shall the Underwriters be responsible for any amount in excess of the underwriting discount applicable to the Notes purchased by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

SECTION 8. Representations Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or controlling person thereof, or by or on behalf of the Company and shall survive delivery of the Notes to the Underwriters.

SECTION 9.  Termination of Agreement.

      (a) The Underwriters may terminate this Agreement, by notice to the Company at any time at or prior to the Closing Date (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or other calamity or crisis, the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Notes or to enforce contracts for the sale of the Notes, or (iii) if a war or conflict involving the United States shall have been declared or commenced (other than any war or conflict which, as of the date of this Agreement, shall already have been declared or commenced) or there shall have occurred the escalation of any war or conflict involving the United States which with regard to the declaration, commencement or escalation of such war or conflict, would in the judgment of the Underwriters, make it impracticable to market the Notes or to enforce contracts for the sale of the Notes, (iv) if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either federal or New York authorities.

      (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

      SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters participating in the offering of Notes shall fail on the Closing Date to purchase the Notes which it is or they are obligated to purchase hereunder (the "Defaulted Notes"), then such of you as are named herein on
Schedule I shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth. If, however, you have not completed such arrangements within such 24-hour period, then:

      (1) if the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of the Notes to be purchased hereunder, the non-defaulting Underwriters named in Schedule I hereto shall be obligated to purchase the __________ full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all such non-defaulting Underwriters, or

      (2) if the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of the Notes to be purchased hereunder, (a) the nondefaulting Underwriters named in Schedule I hereto shall have the right, but not the ___________ obligation, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all such nondefaulting Underwriters; or
            (b) if the non-defaulting Underwriters do not purchase the Defaulted Notes as provided in clause (a) above, this Agreement shall terminate, without any liability on the part of any non-defaulting Underwriters.

      No action taken pursuant to this Section shall relieve any defaulting Underwriters from liability with respect to any default of such Underwriters under this Agreement.

      In the event of a default by any Underwriters as set forth in this Section, either you or the Company shall have the right to postpone the Closing Date for a period of time not exceeding seven days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

      SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to you shall be directed to you at [_________________]; notices to the Company shall be directed to the Company at 4211 West Boy Scout Boulevard, Tampa, Florida 33607,
Attention: Kimberly A. Perez.

      SECTION 12. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto or thereto and their respective successors and the controlling persons and officers and directors referred to in Section 6 and their heirs and legal representatives, any legal or equitable fight, remedy or claim under or with respect to this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives and for the benefit of no other person, firm or corporation. No purchaser of a Note from the Underwriters shall be deemed to be a successor by reason merely of such purchase.

      SECTION 13. Governing Law and Time. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return a counterpart hereof to us, whereupon this letter shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in an Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                    Very truly yours,

                                    MID-STATE CAPITAL CORPORATION

                                    By:    _____________________________

                                    Name:  _____________________________

                                    Title: _____________________________



CONFIRMED AND ACCEPTED, as of the date first above written:

[_______________________________],
  as representative of the
  several Underwriters named
  in Schedule I hereto


By:  _____________________________

Name:_____________________________

Title:____________________________



[_________________________________],
  as representative of the
  several Underwriters named
  in Schedule I hereto


By:  _____________________________

Name:_____________________________

Title:____________________________

                               Schedule I - Page 1

                                   Schedule I


        Underwriter         Principal Amount of Notes       Purchase Price Percentages
        -----------         -------------------------       --------------------------
Class A Notes
-------------
                                                                   %
                                        $                          %
                                        $                          %
                                        $                          %
                      Total             $                          %



        Underwriter         Principal Amount of Notes       Purchase Price Percentages
        -----------         -------------------------       --------------------------
Class A Notes
-------------
                                                                   %
                                        $                          %
                                        $                          %
                                        $                          %
                      Total             $                          %


        Underwriter         Principal Amount of Notes       Purchase Price Percentages
        -----------         -------------------------       --------------------------
Class M-1 Notes
---------------
                                                                   %
                                        $                          %
                                        $                          %
                                        $                          %
                      Total             $                          %


        Underwriter         Principal Amount of Notes       Purchase Price Percentages
        -----------         -------------------------       --------------------------
Class M-2 Notes
---------------
                                                                   %
                                        $                          %
                                        $                          %
                                        $                          %
                      Total             $                          %


        Underwriter         Principal Amount of Notes       Purchase Price Percentages
        -----------         -------------------------       --------------------------
Class B Notes
-------------
                                                                   %
                                        $                          %
                                        $                          %
                                        $                          %
                      Total             $                          %




                              Schedule I - Page 1

                                                                       EXHIBIT A

                       [Form of New York Counsel Opinion]

      1. The Indenture constitutes a legal, valid and binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to creditors' rights generally, and to general principles of equity including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

      2. When the Notes have been duly executed, authenticated and delivered in the manner contemplated in the Indenture and paid for by the Underwriters pursuant to the Agreement, the Notes will be legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to creditors' rights, and to general principles of equity including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and will be validly issued and outstanding and entitled to the benefits provided by the Indenture.

      3. The issuance and sale by the Issuer of the Notes to the Underwriters pursuant to the Agreement, the compliance by the Issuer with the provisions of the Indenture, and the consummation by the Issuer of the transactions therein contemplated do not require the consent, approval, authorization, order, or qualification of or registration with any New York State or federal court, except such as may be required under State securities or blue sky laws, and such other consents, approvals, authorizations, orders, qualifications or registrations as have been obtained or effected.

      4. The Notes and the Indenture conform in all material respects to the description thereof in the Indenture.

      5. The Indenture has been qualified under the Trust Indenture Act of 1939, as amended.

      6. The Issuer created under the Trust Agreement is not required to be registered under the Investment Company Act of 1940, as amended.

      7. The Registration Statement (which for purposes of this opinion shall not be deemed to include any exhibits filed therewith or any documents incorporated therein by reference) is effective under the Securities Act of 1933, as amended (the "Act"), and, to our knowledge, no stop order with respect thereto has been issued by the Commission.

      8. The Registration Statement, as of its effective date, and the Prospectus, as of the date thereof (in each case, with the exception of any numerical, financial, statistical and quantitative data included therein, as to which we express no view), appeared on their respective

                               EXHIBIT A - Page 1
faces to be appropriately responsive in all material respects to the requirements of the Act and the rules and regulations thereunder applicable to such documents as of the relevant date.

      9. The provisions of the Indenture are effective to create, in favor of the Indenture Trustee, for the benefit of the holders of the Notes, a valid security interest in (i) the Account Note relating to each Account and the Mortgage Note relating to each Mortgage Loan listed in the Schedule of Mortgage Assets, (ii) the Servicing Agreements, (iii) the Purchase Agreement, and (iv) the proceeds of the foregoing.

      10. On the basis of the information which we gained in the course of the representation referred to above, considered in light of our understanding of applicable law and the experience we have gained through our practice, nothing has come to our attention in the course of our review of the Registration Statement and the Prospectus which causes us to believe that, as of the effective date of the Registration Statement, the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that as of its date or as of the date hereof, the Prospectus contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that we express no view as to any information incorporated by reference in the Registration Statement or the Prospectus or as to the adequacy or accuracy of the financial, numerical, statistical or quantitative information included in the Registration Statement or the Prospectus.

                               EXHIBIT A - Page 2

                                                                       EXHIBIT B

         [Form of Issuer Delaware Counsel and Owner Trustee Opinion]


      1. The Trust has been duly formed and is validly existing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. ss. 3801, et seq. (the "Act").

      2. The Trust Documents have been duly authorized, executed and delivered by the Trust and constitute legal, valid and binding obligations of the Trust, enforceable against the Trust, in accordance with their respective terms.

      3. The Trust Agreement authorizes the Trust to execute and deliver the Trust Documents, to issue the Notes and to grant the Trust Estate to the Indenture Trustee as security for the Notes.

      4. The Notes have been duly authorized and executed by the Trust and, when authenticated by the Indenture Trustee in accordance with the provisions of the Indenture and when delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute legal, valid and binding obligations of the Trust, entitled to the benefits of the Indenture, enforceable against the Trust in accordance with their terms and the terms of the Indenture.

      5. Neither the execution and delivery by the Trust of the Trust Documents, nor the issuance by the Trust of the Notes, nor the consummation by the Trust of the transactions contemplated thereby conflicts with or constitutes a default under (i) any law, rule or regulation of the State of Delaware applicable to the Trust, (ii) to our knowledge, without independent investigation, any indenture, mortgage, contract, agreement or instrument (other than the Trust Documents) to which the Trust is a party or by which it of any or its property is bound, or
(iii) to our knowledge, without independent investigation, any judgment or order of any court or any governmental authority or agency of the State of Delaware applicable to the Trust.

      6. Neither the execution and delivery by the Trust of the Trust Documents, nor the issuance by the Trust of the Notes, nor the consummation by the Trust of the transactions contemplated thereby, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency under the laws of the State of Delaware, except for the filing of the Certificate of Trust with the Secretary of State.

      7. Assuming that Article 9 of the UCC is applicable (without regard to conflicts of laws principles), and assuming that the security interest created by the Indenture in the Collateral has been duly created and has attached, upon the filing of the Financing Statement with the Secretary of State, the Indenture Trustee will have a perfected security interest in the Collateral and the proceeds thereof and such security interest will be prior to any other security interest granted by the Trust that is perfected solely by the filing of financing statements under the UCC,


                               EXHIBIT B - Page 1

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excluding purchase money security interests under ss. 9-324 of the UCC and perfected security interests in proceeds under ss. 9-315 of the UCC. No refiling or other action is necessary under the UCC in order to maintain the perfection of such security interest except for the filing of continuation statements at five year intervals.

      8. Under ss. 3803(a) of the Act, to the extent provided in the Trust Agreement, the Owners are jointly and severally liable for the obligations of the Trust.

      9. Under ss. 3805(b) of the Act, no creditor of any Owner shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust except in accordance with the terms of the Trust Agreement.

      10. Under ss. 3 805(c) of the Act, and assuming that the Purchase Agreement conveys good title to the Trust Property referred to therein to the Trust as a true sale and not as a security arrangement (as to which we express no opinion), the Trust rather than the Company is the owner of the Trust Property.

      11. Wilmington Trust is duly incorporated, validly existing and in good standing as a banking corporation under the laws of the State of Delaware and has full power, authority and legal right to execute, deliver and perform its obligations under the Trust Agreement.

      12. The Trust Agreement has been duly authorized, executed and delivered by Wilmington Trust and constitutes a legal, valid and binding obligation of Wilmington Trust, enforceable against Wilmington Trust in accordance with its terms.

      13. Neither the execution and delivery by Wilmington Trust of the Trust Agreement, nor the consummation by Wilmington Trust of the transactions contemplated thereby, conflicts with or constitutes a default under (i) any law, governmental rule or regulation of the State of Delaware or the United States of America governing the banking or trust powers of Wilmington Trust, (ii) the certificate of incorporation or by-laws of Wilmington Trust, (iii) to our knowledge, without independent investigation, any indenture, mortgage, contract, agreement or instrument to which Wilmington Trust is a party or by which it or any of its properties is bound, or (iv) to our knowledge, without independent investigation, any judgment or order applicable to Wilmington Trust.

      14. Neither the execution and delivery by Wilmington Trust of the Trust Agreement, nor the consummation by Wilmington Trust of the transactions contemplated thereby, requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware or the United States of America governing the banking or trust powers of Wilmington Trust.


                               EXHIBIT B - Page 2